Term Loan	6 Months Ended	12 Months Ended
	Sep. 30, 2016	Mar. 31, 2016
Receivables [Abstract]
Term Loan

5.) Term Loan

On May 4, 2016, the Company agreed to a term loan of $40,000 for bridge financing with a relative of one of the officers of the Company. The loan matures on November 28, 2016 and the terms specify a 30% premium to be paid at that time. The 30% premium is recognized as an expense over the term of the loan and is amortized on the condensed interim statements of operations. During the six month period ended September 30, 2016 the Company recorded accretion expense of $8,956 (2015 - $nil). The loan was initially scheduled to mature on August 28, 2016 but an extension of three months was agreed to with the same terms.

7.)	Term Loan

On May 6, 2015, the Company agreed to a one year term loan (maturing May 5, 2016) with a family member of an officer. The loan bore interest at 12% per annum paid quarterly. The face value of the loan was $33,000. The carrying value of the loan was recorded net of $3,000 of transaction costs. The term loan plus the accrued interest was settled on December 31, 2015 with 23,094 shares to be issued valued at (USD$1.72) $2.38 per share based on the quoted market value. The total value of consideration provided in exchange for the extinguishment of debt was $54,975, which resulted in a loss on extinguishment of debt of $19,371, which was recorded on the statement of operations.